Amplify BlueStar Israel Technology ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 100.2%	Shares	Value
Communication Services - 2.2%
Nexxen International Ltd. - ADR(a)	45,947	$258,222
Nexxen International Ltd.(a)	43,947	125,550
Perion Network Ltd.(a)	48,113	401,743
Playtika Holding Corp.	57,180	450,007
Taboola.com Ltd.(a)	175,729	604,508
		1,840,030

Consumer Discretionary - 4.9%
Evoke PLC(a)	327,333	346,541
Global-e Online Ltd.(a)	67,663	2,454,137
Maytronics, Ltd.	64,292	239,270
Mobileye Global, Inc. - Class A(a)(b)	34,969	982,104
		4,022,052

Financials - 3.7%
Lemonade, Inc.(a)(b)	43,614	719,631
Payoneer Global, Inc.(a)	186,770	1,034,706
Plus500, Ltd.	46,025	1,318,358
		3,072,695

Health Care - 3.8%
Inmode Ltd.(a)	67,899	1,238,478
Nano-X Imaging Ltd.(a)(b)	61,541	451,711
Novocure, Ltd.(a)	53,291	912,875
Pluri, Inc.(a)	0	0
UroGen Pharma, Ltd.(a)(b)	31,565	529,661
		3,132,725

Industrials - 7.0%
Elbit Systems Ltd.	18,485	3,265,006
Electreon Wireless Ltd.(a)	6,395	256,499
Fiverr International Ltd.(a)(b)	33,402	782,609
Hilan, Ltd.	10,380	536,745
Kornit Digital, Ltd.(a)	35,714	522,853
Stratasys, Ltd.(a)	53,693	450,484
		5,814,196

Information Technology - 74.0%(c)
Amdocs, Ltd.	72,126	5,692,184
Camtek Ltd./Israel(b)	19,639	2,459,588
Cellebrite DI Ltd.(a)	65,591	783,812
CEVA, Inc.(a)	17,452	336,649
Check Point Software Technologies, Ltd.(a)	39,209	6,469,485
Cognyte Software, Ltd.(a)	57,254	437,421
CyberArk Software, Ltd.(a)	24,704	6,754,568
Formula Systems 1985, Ltd.	5,662	397,987
Gilat Satellite Networks Ltd.(a)	60,809	271,816
JFrog Ltd.(a)	75,838	2,847,717
Magic Software Enterprises Ltd.	27,639	266,164
Matrix IT, Ltd.	25,527	462,131
Monday.com Ltd.(a)	26,137	6,292,744
Nano Dimension Ltd. - ADR(a)(b)	206,246	453,741
Next Vision Stabilized Systems Ltd.	55,871	799,238
Nice Ltd. - ADR(a)	35,567	6,116,457
Nova Ltd.(a)	14,216	3,334,079
One Software Technologies Ltd.	28,073	340,331
Pagaya Technologies Ltd. - Class A(a)	39,496	503,969
Priortech Ltd.(a)	6,566	394,427
Radware, Ltd.(a)	25,368	462,712
Riskified Ltd. - Class A(a)	95,909	612,859
Sapiens International Corp. NV	28,152	955,197
SentinelOne, Inc. - Class A(a)	192,812	4,058,693
SolarEdge Technologies, Inc.(a)	37,188	939,369
Tower Semiconductor Ltd.(a)	68,510	2,693,128
Vishay Precision Group, Inc.(a)	11,119	338,462
WalkMe Ltd.(a)	29,958	418,513
Wix.com, Ltd.(a)	33,291	5,295,599
		61,189,040

Utilities - 4.6%
Energix-Renewable Energies, Ltd.	190,102	714,043
Enlight Renewable Energy, Ltd.(a)	61,422	975,813
Ormat Technologies, Inc.	29,777	2,135,011
		3,824,867
TOTAL COMMON STOCKS (Cost $100,185,258)		82,895,605

SHORT-TERM INVESTMENTS - 5.5%
Investments Purchased with Proceeds from Securities Lending - 5.5%
First American Government Obligations Fund - Class X, 4.65%(d)	4,539,579	4,539,579
TOTAL SHORT-TERM INVESTMENTS (Cost $4,539,579)		4,539,579

TOTAL INVESTMENTS - 105.7% (Cost $104,724,837)		$87,435,184
Liabilities in Excess of Other Assets - (5.7)%		(4,698,800)
TOTAL NET ASSETS - 100.0%		$82,736,384

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $4,464,378 which represented 5.4% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify BlueStar Israel Technology ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	82,895,605	–	–	82,895,605
Investments Purchased with Proceeds from Securities Lending	4,539,579	–	–	4,539,579
Total Investments	87,435,184	–	–	87,435,184

Refer to the Schedule of Investments for additional information.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

Allocation of Portfolio Holdings by Country as of June 30, 2024
(% of Net Assets)
Israel	$65,836,739	79.7%
United States	20,339,029	24.5
Jersey	912,875	1.1
Gibraltar	346,541	0.4
Liabilities in Excess of Other Assets	(4,698,800)	(5.7)
	$82,736,384	100.0%